UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 30, 2009

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 CONSTITUTION DRIVE MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 30, 2009, Geron Corporation (the “Company”) publicly disseminated a press release announcing the Company’s plan to advance clinical development of its human embryonic stem cell (hESC)-based product, GRNOPC1, for the treatment of spinal cord injury. The plan is expected to enable Geron to re-initiate the Phase I clinical trial of GRNOPC1 in patients with complete thoracic spinal cord injury. The Company’s IND (Investigational New Drug application) for spinal cord injury is currently on clinical hold.

The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated October 30, 2009, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

          (c)       Exhibits

                    99.1      Press release dated October 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	October 30, 2009	By:	/s/ David L. Greenwood
		Name:	David L. Greenwood
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press release dated October 30, 2009.